Concentrations	3 Months Ended
Mar. 31, 2016
Concentrations [Abstract]
CONCENTRATIONS

NOTE 11: CONCENTRATIONS

During the three months ended March 31, 2016 and 2015, the Company had one major customer comprising 62% and 65% of revenue. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had two customers as of March 31, 2016 and December 31, 2015 with accounts receivable balances of 46% and 32% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

The Company maintained cash balances in excess of the FDIC insured limit in both years. The Company does not consider this risk to be material.